                                                                    EXHIBIT 10.3

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                                  dated as of

                               December 29, 2000


                                     among


                        Caliber Learning Network, Inc.,

                                      and

                                 the Investors



================================================================================

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

          This AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT is dated as of December 29, 2000, among Caliber Learning Network, Inc., a Maryland corporation (the "Company"), Chris L. Nguyen ("Nguyen"), Fleming US Discovery Fund III,
      -------                      ------
L.P., Fleming US Discovery Offshore Fund III, L.P. and Robert Fleming Nominees Limited (collectively, the "Series A-2 Purchasers"), and Sylvan Ventures, LLC, a
                            ---------------------
Maryland limited liability company ("Sylvan"), Fleming US Discovery Fund III,
                                     ------
L.P. and Fleming US Discovery Offshore Fund III, L.P. and such other purchasers as may from time to time purchase the Series B Preferred (as defined below) directly from the Company (the "Future Investors") (each of the foregoing
                                ----------------
parties other than the Company, Nguyen and the Series A-2 Purchasers being referred to individually as a "Series B Purchaser" and collectively as the
                               ------------------
"Series B Purchasers").  The Series A-2 Purchasers, any Series A-2 Holder, the
--------------------
Series B Purchasers and any Transferee are individually referred to herein as an "Investor."
 --------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, pursuant to the terms of the Stock Purchase Agreements, dated as of October 26, 1999, as amended, between the Company and each of the Series A-2 Purchasers (the "Series A-2 Stock Purchase Agreements") and the Exchange
                     ------------------------------------
Agreements, the Series A-2 Purchasers hold 163,845.6 shares (the "Series A-2 Shares") of the Company's Series A-2 Convertible Preferred Stock (the "Series A-
                                                                       ---------
2 Preferred");
-----------

          WHEREAS, pursuant to the terms of the Preferred Stock Purchase Agreement, dated as of December 29, 2000, between the Company and the Series B Purchasers (the "Series B Agreement"), each Series B Purchaser has purchased
                 ------------------
that number of shares listed opposite such Series B Purchaser's name on Schedule 1 to the Series B Agreement (the "Series B Shares" and, together with the Series A-2 Shares, the "Shares")) of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred").

          WHEREAS, Nguyen beneficially owns (i) 393,908 shares of Common Stock, and (ii) options including, but not limited to, options exercisable within 60 days, and rights to purchase 122,740 shares of Common Stock, which constitute, on an as-converted basis, approximately 4.06% of the outstanding shares of Common Stock (such shares, along with any shares of Common Stock or other equity securities of the Company that Nguyen may subsequently acquire, the "Nguyen
                                                                     ------
Shares");
------

          WHEREAS, it is a condition precedent to the Company's and the Series A-2 Purchasers' respective obligations to consummate the transactions contemplated by the Exchange Agreements and a condition precedent to the Company's and each Series B Purchaser's respective obligations to consummate the transactions contemplated by the Series B Agreement that (i) the Stockholders' Agreement dated as of October 26, 1999, as amended, among the Company, the Series A-2 Purchasers and Nguyen be terminated as of the date hereof and such agreement shall be of no further force and effect and (ii) that the parties hereto (including each Future Investor) enter into this Agreement; and

          WHEREAS, each of Nguyen, the Company, the Series A-2 Purchasers and the Series B Purchasers desires to enter into this Agreement to regulate certain aspects of their relationship;

          NOW, THEREFORE, in consideration of the arguments and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   Rights of Inclusion (Tag-Along Rights).
     --------------------------------------

     So long as the Series A-2 Holders hold at least 25% of the Series A-2 Conversion Shares issuable on the date hereof each Series A-2 Holder shall have the rights contained in this Section 1 or the Series B Purchasers hold at least 25% of the Series B Conversion Shares issuable on the date hereof each Series B Purchaser shall have the rights contained in this Section 1, calculating the Shares on an as-converted basis (to be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar event). If either the Series A-2 Holders or the Series B Purchasers ceases to hold the requisite percentage of Conversion Shares applicable, the rights contained in this Section 1 shall cease only with regard to such group.

          (a) In the event Nguyen proposes to Transfer any Nguyen Shares (the "Transferor Shares") to any Person (the "Buyer"), as a condition to such
 -----------------                       -----
Transfer, Nguyen shall cause the Buyer to offer (the "Inclusion Offer") to
                                                      ---------------
purchase from each Investor, at each such Investor's option, up to that number of Shares determined in accordance with Section 1(b) on the same terms and conditions as are applicable to the Transferor Shares, except that each Investor shall not be required to provide any representation, warranty or other undertaking other than with respect to its ownership of, and authority to Transfer, the Shares owned by it free of any liens or encumbrances. Nguyen shall provide prompt written notice to each Investor (the "Inclusion Notice")
                                                           ----------------
setting forth all the terms and conditions of the Inclusion Offer, and each Investor may accept the Inclusion Offer in whole or in part by providing a written notice of acceptance with respect to Shares owned by it to Nguyen within twenty (20) days of delivery of the Inclusion Notice to it (the "Acceptance
                                                                 ----------
Notice").
------

          (b) Each Investor shall have the right to sell, pursuant to the Inclusion Offer, Shares representing the same percentage of all Series A-2 Shares or Series B Shares (as the case may be) owned by it as the Transferor Shares are of all Nguyen Shares owned by Nguyen (such percentage shall be calculated on the basis that all shares of Series A-2 Preferred or Series B Preferred (as the case may be) owned by each Investor have been converted into shares of

Common Stock at the current conversion price per share under Section 4 of the applicable Articles Supplementary for such class); provided, however, that if no Investor elects to exercise such right, Nguyen shall nonetheless be entitled to Transfer all or any portion of the Transferor Shares described in the Inclusion Notice. In the event the number of Shares for which the Investors elect to exercise such right, along with the Transferor Shares and any other shares of the Company to be sold by other stockholders pursuant to any similar rights granted to such other stockholders, exceed the number of shares which the Buyer is willing to purchase, the number of shares to be Transferred to the Buyer by each transferor shall be reduced so that each transferor is entitled to Transfer the same percentage of its shares included in its Acceptance Notice as each other transferor. If an Investor elects to exercise such right, such Investor may, in its sole discretion, determine the composition of the Shares (i.e., the number of the shares of Series A-2 Preferred or Series B Preferred (as the case may be) and Common Stock to be included in the Shares) to be Transferred by it to the Buyer pursuant to the Inclusion Offer. In the event that any Investor chooses to include any shares of Series A-2 Preferred or Series B Preferred (as the case may be) in the Shares to be Transferred by it to the Buyer pursuant to the Inclusion Offer, any such Investor shall, prior to or simultaneously with such Transfer, convert such shares of Series A-2 Preferred or Series B Preferred (as the case may be) into shares of Common Stock so that each Investor Transfers only Common Stock to the Buyer.

          (c) Nguyen shall have ninety (90) days, commencing on the date of the Inclusion Notice, in which to Transfer, on behalf of himself and the Investor up to the number of shares covered by the Inclusion Offer (including the Transferor Shares) to the Buyer. The terms of such Transfer, including, without limitation, price and form of consideration, shall be as set forth in the Inclusion Notice. If at the end of such ninety (90) day period has not completed the Transfer of the Transferor Shares and the Shares (if any) proposed to be Transferred, Nguyen may not proceed with such Transfer or any other Transfer without first giving a new Inclusion Notice pursuant to the provisions of this Section 1.

          (d) If Nguyen is able to complete the Transfer of the Transferor Shares and the Shares (if any) proposed to be Transferred within such ninety
(90) day period, at the closing thereof, each Investor shall deliver to the Buyer a certificate or certificates representing the Shares owned by it to be Transferred pursuant to the Inclusion Offer, free and clear of all liens and encumbrances, and the Buyer shall pay to each such Investor the purchase price for the Shares so Transferred pursuant to this Section 1 and shall furnish such other evidence of the completion of such Transfer and the terms thereof as may be reasonably requested by the Investors.

          (e) The provisions of this Section 1 shall not apply to any Transfer or proposed Transfer by Nguyen of Nguyen Shares which represents twelve and one-half percent (12.5%) or less of the Nguyen Shares held by Nguyen on the Closing Date (as defined in the Stock Purchase Agreements) if such Transfer or proposed Transfer by Nguyen of Nguyen

Shares, together with all other Transfers by Nguyen of Nguyen Shares on or in the four years prior to the date of such Transfer, represent twenty-five percent (25%) or less of the Nguyen Shares held by Nguyen on the date hereof, with Nguyen Shares held by Nguyen on the date hereof to be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar event; provided, however, that each Transfer of Nguyen Shares that takes place within
--------  -------
one year of any other Transfer to the same Person or any Affiliate of such Person shall be aggregated for purposes of such twelve and one-half percent (12.5%) threshold. In the event that Nguyen desires to exercise an option to purchase shares of Common Stock of the Company, then Nguyen may Transfer Nguyen Shares to the extent necessary to obtain the funds to exercise such option and such Transfer shall not be included in the calculation of the percentages in this Section 1(e).

          (f) The provisions of this Section 1 shall only apply to Nguyen so long as Nguyen is an executive officer of the Company at the time of any proposed Transfer.

          (g) Nguyen shall not Transfer any Nguyen Shares to any Person in a public sale except pursuant to the terms and conditions of Section 1(e) hereof.

          (h) The provisions of this Section 1 shall not apply to any Nguyen Shares Nguyen Transfers to any trust which is established solely for the benefit of the spouse or any lineal ancestor or descendant (including by adoption and stepchildren) of Nguyen and whose terms are not inconsistent with the terms of this Agreement.


2.   Series A-2 Board Observer Rights; Committees.
     --------------------------------------------

          (a) So long as 50% of the Series A-2 Shares are outstanding, the Company agrees with the Series A-2 Purchasers that the Series A-2 Holders (or if no shares of Series A-2 Preferred are held by a Series A-2 Holder, any Transferee), shall have the right to have one (1) representative (the "Series A-
                                                                       ---------
2 Observer") attend and participate in meetings of the Company's Board of
----------
Directors, or any committee thereof, and the Company shall permit the Series A-2 Observer to attend and participate in all such meetings as an observer; provided
                                                                        --------
that during such time that the holders of the Series A-2 Preferred have elected one director to the Company's Board of Directors (or have waived their right to so elect such director) pursuant to Section 3 of the Company's Articles Supplementary classifying the Series A-2 Preferred (the "Series A-2 Director"),
                                                         -------------------
the Series A-2 Holders or the Transferee, as the case may be, shall not have the right to have a Series A-2 Observer. The Series A-2 Observer shall not have the right to vote on any matter presented to the Board or any committee thereof.
The Company shall give the Series A-2 Observer written notice of each meeting of the Board of Directors or any committee thereof and all written materials and other information given to the Company's directors and committee members in the same manner and at the same time such notices, materials and other information are given to the directors and committee members. The Company shall reimburse the Series A-2 Observer for travel and other expenses in connection with such meetings to the same extent that the Company reimburses its directors and committee members. If the Board of Directors or any committee thereof proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Series A-2 Observer prior to the effective date of such consent describing the nature and substance of such action.

          (b) So long as 50% of the Series A-2 Shares are outstanding, the Company, Nguyen and the Series B Purchasers acknowledge that the parties to this Agreement desire that the Series A-2 Director be appointed to the Executive Committee and the Compensation Committee of the Company's Board of Directors and at each time the Company's Board of Directors appoints committee members, agree to use their best efforts and take any other action necessary or appropriate to ensure such appointment; provided, however, that the agreements of this paragraph (c) shall terminate with respect to a Series A-2 Director upon the Series A-2 Holders' or the Transferee's delivery of a written notice to the Company and Nguyen to the effect that such Series A-2 Director need not be appointed to the aforesaid committees.


3.   Series B Purchaser Board Observer Rights; Committees.
     ----------------------------------------------------

          (a) So long as 50% of the Series B Shares are outstanding, the Company agrees with the Series B Purchasers that the Series B Purchasers (or if no shares of Series B Preferred are held by a Series B Purchaser, any Transferee), shall have the right to have one (1) representative (the "Series B
                                                                       --------
Purchaser Observer") attend and participate in meetings of the Company's Board
------------------
of Directors, or any committee thereof, and the Company shall permit the Series B Purchaser Observer to attend and participate in all such meetings as an observer; provided that during such time that the holders of the Series B
          --------
Preferred have elected one director to the Company's Board of Directors (or have waived their right to so elect such director) pursuant to Section 3 of the Company's Articles Supplementary classifying the Series B Preferred (the "Series
                                                                          ------
B Purchaser Director"), the Series B Purchasers or the Transferee, as the case
--------------------
may be, shall not have the right to have a Series B Purchaser Observer. The Series B Purchaser Observer shall not have the right to vote on any matter presented to the Board or any committee thereof. The Company shall give the Series B Purchaser Observer written notice of each meeting of the Board of Directors or any committee thereof and all written materials and other information given to the Company's directors and committee members in the same manner and at the same time such notices, materials and other information are given to the directors and committee members. The Company shall reimburse the Series B Purchaser Observer for travel and other expenses in connection with such meetings to the same extent that the Company reimburses its directors and committee members. If the Board of Directors or any committee thereof proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Series B Purchaser Observer prior to the effective date of such consent describing the nature and substance of such action.

          (b) So long as 50% of the Series B Shares are outstanding, the Company, Nguyen and the Series A-2 Holders acknowledge that the parties to this Agreement desire that the Series B Purchaser Director be appointed to the Executive Committee and the Compensation Committee of the Company's Board of Directors and at each time the Company's Board of Directors appoints committee members, agree to use their best efforts and take any other action necessary or appropriate to ensure such appointment; provided, however, that the agreements of this paragraph (c) shall terminate with respect to a Series B Purchaser Director upon the Series B Purchasers' or the Transferee's delivery of a written notice to the Company and Nguyen to the effect that such Series B Purchaser Director need not be appointed to the aforesaid committees.


4.   Definitions.
     -----------

          As used herein, the following terms shall have the respective meanings set forth below:

          "Acceptance Notice" shall have the meaning set forth in Section 1(a)
           -----------------
hereof.

          "Affiliate" shall have the meaning given it in Section 3 of the Series
           ---------
A-2 Stock Purchase Agreements or Series B Agreement, as applicable.

          "Board" or "Board of Directors" shall have the meaning given it in
           -----      ------------------
Section 3 of the Stock Purchase Agreements.

          "Buyer" shall have the meaning set forth in Section 1(a) hereof.
           -----

          "Capital Stock" means the Common Stock (including, without limitation,
           -------------
any Common Stock issuable upon conversion of the Series A-2 Preferred and Series B Preferred), Series A-2 Preferred and Series B Preferred and any other class of equity security which the Company may issue and any securities or other rights convertible, exchangeable or exercisable for or into any Capital Stock.

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share.

          "Company" shall have the meaning set forth in the first paragraph
           -------
hereof.

          "Conversion Share" or "Conversion Shares" means, collectively, the
           ----------------      -----------------
Series A-2 Conversion Shares and the Series B Conversion Shares.

          "Exchange Agreements" shall mean, collectively, the Exchange Agreement
           -------------------
between the Company and the Series A-2 Purchasers dated as of September 29, 2000 and the Exchange Agreement between the Company and the Series A-2 Purchasers dated as of December 29, 2000.

          "Fully Diluted Basis" means, with respect to the calculation of the
           -------------------
number of shares of Capital Stock, as of each date of determination thereof, (i) all shares of Capital Stock outstanding at the time of determination and (ii) all shares of Capital Stock issuable upon the exchange, exercise or conversion of any security or other right (other than any Capital Stock) then outstanding which is exchangeable, exercisable or convertible into Capital Stock.

          "Future Investor" shall have the meaning set forth in the first
           ---------------
paragraph hereof.

          "Inclusion Notice" shall have the meaning set forth in Section 1(a)
           ----------------
hereof.

          "Inclusion Offer" shall have the meaning set forth in Section 1(a)
           ---------------
hereof.

          "Investor" shall have the meaning set forth in the first paragraph
           --------
hereof.

          "Nguyen" shall have the meaning set forth in the first paragraph
           ------
hereof.

          "Nguyen Shares" shall have the meaning set forth in the second WHEREAS
           -------------
clause hereof.

          "Person" means an individual, corporation, partnership, firm,
           ------
association, joint venture, trust, unincorporated organization, governmental body, agency, political subdivision or other entity.

          "Pro Rata" means with respect to a stockholder, in proportion to the
           --------
number of shares of Capital Stock on a Fully Diluted Basis owned by such stockholder.

          "Series A-2 Conversion Shares" means the shares of the Company's
           ----------------------------
Common Stock obtained or obtainable upon conversion of Series A-2 Shares and shall also include any capital stock or other securities into which such shares of Common Stock are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any such shares of Common Stock. On the date hereof the Series A-2 Shares are convertible into 4,681,303 Conversion Shares.

          "Series A-2 Director" shall have the meaning set forth in Section 2(b)
           -------------------
hereof.

          "Series A-2 Holders" means (i) the Series A-2 Purchasers and (ii) any
           ------------------
Affiliate, officer or employee of an Affiliate or investment fund managed by an Affiliate of the Series A-2 Purchasers, or any successor thereof, to which the Series A-2 Purchasers may transfer record and/or beneficial ownership of the Series A-2 Shares or the Series A-2 Conversion Shares.

          "Series A-2 Holder Shares" means all Series A-2 Preferred and Common
           ------------------------
Stock owned by the Series A-2 Holders.

          "Series A-2 Observer" shall have the meaning set forth in Section 2(a)
           -------------------
hereof.

          "Series A-2 Preferred" shall have the meaning set forth in the first
           --------------------
WHEREAS clause hereof.

          "Series A-2 Purchasers" shall have the meaning set forth in the first
           ---------------------
paragraph hereof.

          "Series A-2 Shares" has the meaning set forth in the first WHEREAS
           -----------------
clause hereof.

          "Series A-2 Stock Purchase Agreements" means, collectively, the
           ------------------------------------
separate Stock Purchase Agreements, dated as of October 26, 1999, between the Company and each of the Series A-2 Purchasers.

          "Series B Agreement" means the Preferred Stock Purchase Agreement,
           ------------------
dated as of December 29, 2000, among the Company and the Series B Purchasers.

          "Series B Conversion Shares" means the shares of the Company's Common
           --------------------------
Stock obtained or obtainable upon conversion of Series B Shares and shall also include any capital stock or other securities into which such shares of Common Stock are changed and any capital stock or other securities resulting from or comprising a reclassification, combination or subdivision of, or a stock dividend on, any such shares of Common Stock. On the date hereof the Series B Shares are convertible into 3,142,858 Conversion Shares.

          "Series B Preferred" has the meaning set forth in the second WHEREAS
           ------------------
clause hereof.

          "Series B Purchaser Director" shall have the meaning set forth in
           ---------------------------
Section 3(b) hereof.

          "Series B Purchaser Observer" shall have the meaning set forth in
           ---------------------------
Section 3(a) hereof.

          "Series B Purchaser" or "Series B Purchasers" shall have the meaning
           ------------------      -------------------
set forth in the first paragraph hereof and shall include any Affiliate, officer or employee of a Series B Purchaser or an Affiliate to which a Purchaser may transfer, record and/or beneficial ownership of the Shares or the Conversion Shares.

          "Series B Shares" has the meaning set forth in the second WHEREAS
           ---------------
clause hereof.

          "Shares" has the meaning set forth in the second WHEREAS clause
           ------
hereof.

          "Sylvan" has the meaning set forth in the first paragraph hereof.
           ------

          "Transfer" means, with respect to any security, any direct or indirect
           --------
sale, transfer, assignment, hypothecation, pledge or any other disposition of such security or any interest therein.

          "Transferee" shall mean any transferee of the Series A-2 Preferred or
           ----------
the Series B Preferred or Conversion Shares from either a Series A-2 Holder or a Series B Purchaser (as the case may be). Transferees shall not include a transferee of Series A-2 Preferred or the Series B Preferred or Conversion Shares sold in either a public offering pursuant to a registration statement under the Securities Act or pursuant to a Rule 144 Transaction.

          "Transferor Shares" shall have the meaning set forth in Section 1(a)
           -----------------
hereof.


5.   Miscellaneous.
     -------------

          (a) In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

          (b) Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against any party hereto unless such modification, amendment or waiver is approved in writing by all parties hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (c) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          (d) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by nationally recognized overnight courier service to the parties at the following addresses or facsimile numbers:

          (i)   If to an Investor, to:

                the address indicated on Schedule 1 to the Series A-2 Stock Purchase Agreements or Schedule 1 to the Series B Agreement, with a copy to such Investor's counsel, if any, listed on said schedule.

          (ii)  If to the Company, to:

                Caliber Learning Network, Inc.
                509 South Exeter Street
                Baltimore, MD 21202
                Facsimile No.: (410) 843-1300
                Attention: Chief Financial Officer

                with a copy to:

                Piper Marbury Rudnick & Wolfe LLP
                6225 Smith Avenue
                Baltimore, MD 21209
                Facsimile No.: (410) 580-3001
                Attention: Richard C. Tilghman, Jr., Esq.

          (iii)  If to Nguyen, to:

                 Chris L. Nguyen
                 509 South Exeter Street
                 Baltimore, MD 21202
                 Facsimile No.: (410) 843-1300

          All such notices, requests and other communications will (x) if delivered personally to the address as provided in this Section 5(d), be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number as provided in this Section 5(d), be deemed given upon receipt and (z) if delivered by nationally recognized overnight courier service in the manner described above to the address as provided in this Section 5(d), be deemed given on the business day following the day it was sent (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 5(d)). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          (e) The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          (f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

          (h) This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Stockholders' Agreement as of the date first written above.


                              CALIBER LEARNING NETWORK, INC.



                              By: /s/ Chris L. Nguyen
                                  -------------------------------
                                  Name:  Chris L. Nguyen
                                  Title: Chief Executive Officer and President



                              With respect to the obligations contained in Sections 1, 2(b), 3(b), 4 and 5 hereof only:


                              /s/ Chris L. Nguyen
                              --------------------
                              Chris L. Nguyen

                      FLEMING US DISCOVERY FUND III, L.P.

                              By: FLEMING US DISCOVERY
                                   PARTNERS, L.P.,
                                  its general partner

                                  By: FLEMING US DISCOVERY, LLC,
                                        its general partner


                                        By: /s/ Robert L. Burr
                                            ---------------------------------
                                              Robert L. Burr, member

                              FLEMING US DISCOVERY OFFSHORE
                                FUND III, L.P.

                              By: FLEMING US DISCOVERY
                                   PARTNERS, L.P.,
                                  its general partner

                                  By: FLEMING US DISCOVERY, LLC,
                                      its general partner

                                      By: /s/ Robert L. Burr
                                            ---------------------------------
                                              Robert L. Burr, member


                              ROBERT FLEMING NOMINEES LIMITED



                              By: /s/ Arthur Levy
                                  -------------------------------------------

                              SYLVAN VENTURES, LLC

                              By: /s/ B. Lee McGee
                                 ----------------------
                                 Name: B. Lee McGee
                                 Title: Executive Vice President

                       [Future Investors signature page]



                              FUTURE INVESTORS

                              _______________________________________

                              By:____________________________________
                                 Name:
                                 Title: